As filed with the Securities and Exchange Commission on May 30,
1997
                                               Registration No.
33-56297
================================================================-
==========
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                            ___________________

                     POST-EFFECTIVE AMENDMENT NO. 2 TO
                                 FORM S-6
                 FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT
                     TRUSTS REGISTERED ON FORM N-8B-2
                            ___________________

A.    Exact Name of Trust:
                GOVERNMENT SECURITIES EQUITY TRUST SERIES 8


B.    Name of depositor:
                    PRUDENTIAL SECURITIES INCORPORATED

C.    Complete address of depositor's principal executive office:

                             One Seaport Plaza
                             199 Water Street
                         New York, New York  10292

D.    Name and complete address of agent for service:
                                                       Copy to:
          LEE B. SPENCER, JR., ESQ.              KENNETH W. ORCE,
ESQ.
      PRUDENTIAL SECURITIES INCORPORATED        CAHILL GORDON &
REINDEL
             One Seaport Plaza                      80 Pine
Street
             199 Water Street                   New York, New
York  10005
          New York, New York  10292

It is proposed that this filing will become effective (check appropriate box).

 ___
/__/ immediately upon filing on (date) pursuant to paragraph (b);
 ___
/x_ / on May 31, 1997 pursuant to paragraph (b);
 ___
/__/ 60 days after filing pursuant to paragraph (a);
 ___
/__/ on (date) pursuant to paragraph (a) of Rule 485.

CUSIP: 383H741808R

                  Government Securities Equity Trust Series 8

                                  (LOGO)
--------------------------------------------------------------------------------
The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through investment in Class A shares of the Prudential Equity Fund, Inc. (the 'Fund'), an open-end, diversified, registered management investment company. The objective of the Fund is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of the Fund's investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund may invest up to 30% of its assets in foreign securities. The Fund may also invest in derivatives, including options on stocks and stock indices and foreign currency contracts and options. There can be no assurance that the Fund or the Trust will achieve its objectives. Units of the Trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans and other tax-deferred retirement plans.

--------------------------------------------------------------------------------
Sponsor:
                                                   Prudential Securities (LOGO)
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
Please read and retain                               Prospectus dated
this Prospectus for future reference                 May 31, 1997

--------------------------------------------------------------------------------
    This Prospectus does not contain all the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------

The Trust

    Government Securities Equity Trust Series 8 consists of one underlying unit investment trust (the 'Trust' or 'GSET' as the context requires) composed of stripped United States Treasury issued notes or bonds bearing no current interest (the'Treasury Obligations') and Class A shares ('Fund Shares') of the Prudential Equity Fund, Inc. (the 'Fund'), an open-end, diversified, registered management investment company, or contracts and funds for the purchase thereof (the Treasury Obligations and the Fund Shares, collectively, the 'Securities'). The Trust contains Treasury Obligations maturing approximately 11.7 years from the Date of Deposit and Fund Shares.

    The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through investment in shares of the Fund. The objective of the Fund is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of the Fund's investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. There can be no assurance that the Fund will achieve its investment objective. The Fund may also invest in options on stocks and stock indices. The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. The Fund may also buy and sell futures and options on futures, forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and options thereon pursuant to limits describes herein. These various hedging and return enhancement strategies, including the use of derivatives, are considered speculative and may result in higher risks and costs to the Fund. The Fund may invest up to 30% of its total assets in foreign securities. Investing in securities of foreign companies and countries involves certain risk considerations not typically associated with investing in securities of domestic companies. In addition, the Fund may hold up to 15% of its net assets in illiquid securities. There is, of course, no assurance that the Trust's objectives will be achieved.

    The Trust is structured to contain a sufficient amount of Treasury Obligations to insure that an investor will receive, at the maturity of such Trust, $15.00 per unit. However, an investor holding his Units to Trust maturity may suffer a loss to the extent the investor's purchase cost of a Unit exceeds $15.00 since the capital protection is limited to the aggregate maturity value per Unit of Treasury Obligations. An investor who sells his Units prior to Trust maturity may suffer a loss to the extent that the price he receives upon the sale of his Units is less than the purchase price of his Units. The price paid for a Unit may differ from that set forth herein due to changes in the value of the Securities in the portfolio subsequent to the date of the Summary of Essential Information. There is no assurance that a purchaser of Units on the date of the Prospectus or subsequent to such date will receive, upon termination, the purchase price per Unit. The Fund has not been structured to generate dividends and therefore dividend distributions by the Trust are likely to be insignificant. The maximization of dividend income is not an objective of the Trust. The Trust is 'concentrated' in Fund Shares, so investors should be aware that the potential for capital appreciation is directly related to the investment performance of the Fund itself.

    The Sponsor may, from time to time, deposit additional Treasury Obligations and Fund Shares in the Trust while maintaining the proportionate relationship between the maturity amount of the Treasury Obligations and the number of Fund Shares immediately prior to such deposit. Any additional Treasury Obligations added to the Trust will be United States Treasury notes or bonds substantially identical to those then held in the Trust.

The Fund

    The objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of the Fund's investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund may also invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks, and in unattached warrants. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a temporary defensive position by
                                      A-i
reducing or curtailing investments in common stocks, a larger proportion of the Fund's assets than usual may be invested in preferred stocks or short-term, intermediate-term or long-term debt instruments (either convertible or non-convertible). The shares of the Fund are subject to the risks of common stock investment, and there can be no assurance that the Fund will achieve its investment objective. The Fund may invest up to 30% of its assets in foreign securities, which involve additional risks. Such investment risks include future adverse political and economic developments, possible seizure or nationalization of the company in whose securities the Fund has invested, currency risk and possible establishment of exchange controls or other foreign governmental laws that might adversely affect the value of the Fund's investment or the payment of dividends.

    The Fund may also engage in various portfolio strategies, including using derivatives, to attempt to reduce certain risks of its investments and to attempt to enhance return. These strategies include (1) the purchase and writing (i.e., sale) of put options and call options on equity securities, (2) the purchase and sale of put and call options on indices, (3) the purchase and sale of exchange traded stock index futures and options thereon and (4) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options thereon. The Fund may engage in these transactions on securities or commodities exchanges or, in the case of equity, stock index and foreign currency options, also in the over-the-counter market. The Fund may also purchase and sell forward foreign currency exchange contracts. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent they are consistent with its investment objective and policies.

    Although the Fund will seek the objective of long-term growth of capital, there can be no assurance it will be attained. The objective of the Fund may not be changed without shareholder approval.

Investment Risks

    Investors should be aware of the risks which an investment in Units of the Trust may entail. During the life of the Trust, the value of the portfolio Securities and hence the Units will fluctuate and therefore the Public Offering Price and Redemption Price per Unit may be more or less than the price paid by the investor.

    The value of the Treasury Obligations will fluctuate inversely with changes in interest rates and the value of Fund Shares will vary as the value of the underlying portfolio securities of the Fund increases or decreases. The Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than securities of comparable quality which make periodic interest payments. See 'The Trust--Stripped U.S. Treasury Obligations.'

    In addition, the Fund may invest in foreign securities and derivatives. See 'The Trust--Investment Policies and Restrictions of the Fund.' FOR ADDITIONAL RISK FACTORS RELATING TO INVESTMENT IN THE FUND, SEE PAGES B-5 TO B-10 AND B-15 OF THIS PROSPECTUS.

    Although the Trust is structured to return $15.00 per unit to a Unit Holder through the distribution of the Treasury Obligations' maturity value on the mandatory termination date of the Trust, an investor will have included the accrual of original issue discount on such Treasury Obligations in income for federal income tax purposes and will have paid federal income tax on such accrual. An investor holding his Units to Trust maturity may suffer a loss to the extent the investor's purchase cost of a Unit exceeds $15.00 since the capital protection is limited to the aggregate maturity value per Unit of Treasury Obligations. Similarly, an investor who sells his Units prior to Trust maturity may suffer a loss to the extent that the price he receives upon the sale of his Units is less than the purchase price of his Units.

Distributions

    Distributions, if any, of dividends, 12b-1 fee amounts received by the Trust from the Sponsor in respect of Fund Shares (net of Trust expenses), distributions of any net capital gains and net investment income received in respect of Fund Shares, and proceeds of the sale of Fund Shares not used to redeem Units will be made quarterly on or shortly after the Quarterly Distribution Date to Unit Holders of record on the Quarterly Record Date immediately preceding such Quarterly Distribution Date. No distribution will be made if the amount available for distribution is less than $2.50 per 100 Units (see 'Rights of Unit Holders--Distributions'). Alternatively, Unit Holders may have their distributions reinvested (see 'Reinvestment of Trust Distributions'). Accrual of original issue discount on the Treasury Obligations will not be distributed on a current basis, although Unit Holders will be subject to income tax at ordinary income rates as if a current distribution of such amounts had been made (see 'Tax Status of the Trust'). Upon termination of the Trust, the Trustee will distribute, upon surrender of Units for cancellation, to each Unit Holder, his pro rata share of such Trust's net assets including the proceeds of Fund Shares sold unless a Unit Holder elects to receive Fund Shares pursuant to an 'in kind' distribution of the number of Fund Shares attributable to his Units, in the manner set forth under 'Amendment and Termination of the Indenture--Termination.' Upon termination, a Unit Holder may invest the proceeds from the Treasury Obligations in Fund Shares at such Shares' net asset value.

Public Offering Price

    The Public Offering Price of the Units during the initial offering period is equal to the aggregate offering side evaluation of the underlying Treasury Obligations and the net asset value of the Fund Shares (excluding any sales charge), divided by the number of Units outstanding plus a sales charge equal to 5.00% of the Public Offering Price (5.263% of the net amount invested) per Unit. Any cash held by the Trust will be added to the Public Offering Price. After the initial public offering period, the Public Offering Price of the Units is computed by adding to the aggregate bid side evaluation of the Treasury Obligations the aggregate net asset value of Fund Shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.00% of the Public Offering Price (5.263% of the net amount invested). Any money in the Income and Principal Accounts other than money required to redeem tendered Units will be added to the Public Offering Price. The sales charge is reduce on a graduated scale for sales involving at least 2,000 Units (see 'Public Offering of Units--Volume Discount'). The minimum purchase is 100 Units except the minimum purchase is 20 Units in the case of Individual Retirement Accounts, Keogh Plans and other tax-deferred retirement plans.

Secondary Market

    The Sponsor, although not obligated to do so, presently intends to maintain a secondary market to repurchase the Units based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund Shares. If such market is not maintained, a Unit Holder will be able to dispose of his Units through redemption at prices based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund Shares (see 'Rights of Unit Holders--Redemption'). Market conditions may cause such prices to be greater or less than the amount paid for Units and may result in a loss to a Unit Holder upon the disposition of a Unit.

Special Risk Considerations

    An investment in Units of the Trust should be made with an understanding of the risks entailed in an investment in (i) the stripped United States Treasury issued notes or bonds bearing no current interest (see 'The Trust--Stripped U.S. Treasury Obligations' on pages B-2 and B-3) and (ii) a mutual fund which invests in the type of securities in which the Fund invests (see 'The Trust--Investment Policies and Restrictions of the Fund' on pages B-5 through B-12 and 'The Trust--Fund Risk Factors' on page B-15). The Trust's objectives are to attempt to obtain safety of capital through investment in the stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through an investment in Fund Shares. The Trust is 'concentrated' in Fund Shares so investors should be aware that the potential for capital appreciation is directly related to the investment performance of the Fund itself. Additionally, changes in the price of the Treasury Obligations and changes in the net asset value of the Fund Shares will affect the price of the Trust's Units.

    California Investors Only--Sales to individuals in California are restricted to persons who have (i) annual income of at least $30,000 and a net worth of at least $30,000, exclusive of home, home furnishings and automobiles or (ii) net worth of at least $75,000, exclusive of home, home furnishings and automobiles.

                               Portfolio Summary

    $24,750,000.00 face amount of Treasury Obligations maturing on November 15, 2006 and 662,147 Fund Shares were held in the Trust on April 21, 1997. The Treasury Obligations and the Fund Shares represented 52.7% and 47.3%, respectively, of the total of the aggregate offering side evaluation of Treasury Obligations in the Trust and the aggregate value of Fund Shares on April 21, 1997.
                                     A-iii

                        SUMMARY OF ESSENTIAL INFORMATION

                  GOVERNMENT SECURITIES EQUITY TRUST SERIES 8
                            As of April 21, 1997(1)

AGGREGATE MATURITY VALUE OF TREASURY OBLIGATIONS...........................................   $24,750,000.00
AGGREGATE NUMBER OF FUND SHARES............................................................          662,147
NUMBER OF UNITS............................................................................        1,650,000
FRACTIONAL UNDIVIDED INTEREST IN THE TRUST REPRESENTED BY EACH UNIT........................    1/1,650,000th
PUBLIC OFFERING PRICE
  Aggregate offering side evaluation of Treasury Obligations in the Trust..................   $12,785,850.00
  Aggregate value of Fund Shares(2)........................................................    11,455,143.10
  Cash value...............................................................................        75,331.98
                                                                                              --------------
  Total....................................................................................   $24,316,325.08
                                                                                              --------------
                                                                                              --------------
  Divided by 1,650,000 Units...............................................................   $       14.737
  Plus sales charge of 5.00% of Public Offering Price (5.263% of net amount invested)(4)...             .776
                                                                                              --------------
  Public Offering Price per Unit(3)........................................................   $       15.513
                                                                                              --------------
                                                                                              --------------
REDEMPTION AND SPONSOR'S REPURCHASE PRICE PER UNIT (based on bid side evaluation underlying
  Treasury Obligations and net asset value of the Fund Shares, $.776 less than Public
  Offering Price per Unit)(2)..............................................................   $       14.737
QUARTERLY RECORD DATES: February 1, May 1, August 1, November 1.
QUARTERLY DISTRIBUTION DATES: February 15, May 15, August 15, November 15.
TRUSTEE'S ANNUAL FEE (including estimated expenses and Evaluator's fee) $1.45 per 100 Units outstanding.
EVALUATOR'S FEE FOR EACH EVALUATION OF TREASURY OBLIGATIONS: $5.00
EVALUATION TIME: 4:15 P.M. New York Time
MANDATORY TERMINATION DATE: November 15, 2006
MINIMUM VALUE OF TRUST: The Trust may be terminated if the value of Trust assets at any time is less than 40% of the aggregate maturity values of Treasury Obligations calculated after the most recent deposit of Treasury Obligations.
DATE OF DEPOSIT; February 22, 1995(1)

------------
    (1) The Date of Deposit. The Date of Deposit is the date on which the Trust Indenture and Agreement was signed and the initial deposit of Securities with the Trustee was made.

    (2) Calculated by multiplying the aggregate number of Fund Shares by the current net asset value per share (excluding any sales load on the Fund Shares).

    (3) This Public Offering Price is computed as of April 21, 1997 and may vary from the Public Offering Price on the date of this Prospectus or any subsequent date.

    (4) Certain transactions are entitled to a reduced sales charge. (See 'Public Offering of Units--Volume Discount.')
------------
    For an explanation of the management fees paid by the Fund (for the fiscal year ended December 31, 1996, 0.46% of Fund average net assets), see pages B-12 to B-13.
                                      A-iv

<AUDIT-REPORT>

                        INDEPENDENT AUDITORS' REPORT

THE UNIT HOLDERS, SPONSOR AND TRUSTEE
GOVERNMENT SECURITIES EQUITY TRUST SERIES 8

We have audited the statement of financial condition and schedule of portfolio securities of the Government Securities Equity Trust Series 8 as of January 31, 1997 and the related statements of operations and changes in net assets for the year ended January 31, 1997 and the period from February 22, 1995 (date of deposit) to January 31, 1996. These financial statements are the responsibility of the Trustee (see Footnote (a)(1)).
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state-ments. Our procedures included confirmation of the securities owned as of January 31, 1997 as shown in the statement of financial condition and schedule of portfolio securities by correspondence with The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Government
Securities Equity Trust Series 8 as of January 31, 1997, and the results of its operations and the changes in its net assets for the year ended
January 31, 1997 and the period from February 22, 1995 (date of deposit) to January 31, 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

May 23, 1997
New York, New York

</AUDIT-REPORT>
                                    A-1

                             STATEMENT OF FINANCIAL CONDITION

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 8

                                     January 31, 1997


                                      TRUST PROPERTY

Investments in Securities at market value (amortized cost $23,121,627 including accretion of $1,698,298) (Note (a) and Schedule of
  Portfolio Securities Notes (4) and (5))                                  $26,676,706

Accrued income receivable                                                       27,498

Cash                                                                             9,403

           Total                                                            26,713,607

                                 LIABILITY AND NET ASSETS

Less Liability:

   Accrued Trust fees and expenses                                               6,998

Net Assets:

   Balance applicable to 1,775,000 Units of fractional undivided interest outstanding (Note (c)):

      Capital, plus unrealized market appreciation
        of $3,555,079                                         $26,676,706

      Undistributed principal and net investment income
        (Note (b))                                                 29,903

           Net assets                                                      $26,706,609

Net asset value per Unit ($26,706,609 divided by 1,775,000 Units)          $   15.0460

                            See notes to financial statements

                              STATEMENTS OF OPERATIONS

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 8


                                                                  For the period from
                                                                   February 22, 1995
                                           For the year ended    (date of deposit) to
                                            January 31, 1997       January 31, 1996
Investment income:

   Interest                                     $  989,442           $1,018,855

   Dividends                                       827,139              222,722

   Other income                                     33,294               30,185

           Total income                          1,849,875            1,271,762

Less expenses:

   Trust fees and expenses                          26,199               20,044

           Total expenses                           26,199               20,044

           Investment income - net               1,823,676            1,251,718

Net (loss) gain on investments:

   Long-term capital gain distributions
     received                                      762,430              568,843

   Realized gain on securities sold or
     redeemed                                      588,972                 -

   Unrealized market (depreciation) appre-
     ciation                                    (1,439,448)           4,994,527

           Net (loss) gain on investments          (88,046)           5,563,370

Net increase in net assets resulting from
  operations                                    $1,735,630           $6,815,088

                            See notes to financial statements

                          STATEMENTS OF CHANGES IN NET ASSETS

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 8


                                                                  For the period from
                                                                   February 22, 1995
                                           For the year ended    (date of deposit) to
                                            January 31, 1997       January 31, 1996
Operations:

   Investment income - net                     $ 1,823,676           $1,251,718

   Long-term capital gain distributions
     received                                      762,430              568,843

   Realized gain on securities sold or
     redeemed                                      588,972                 -

   Unrealized market (depreciation)
     appreciation                               (1,439,448)           4,994,527

           Net increase in net assets
             resulting from operations           1,735,630            6,815,088

Less Distributions to Unit Holders:

   Principal                                      (733,832)            (568,680)

   Investment income - net                        (810,103)            (209,370)

           Total distributions                  (1,543,935)            (778,050)

Capital Share Transactions:

   Creation of 2,050,000 additional Units             -              24,761,865

   Redemption of 375,000 Units                  (5,443,495)                -

   Income distribution of redemption               (28,005)                -

           Net capital share transactions       (5,471,500)          24,761,865

Net (decrease) increase in net assets           (5,279,805)          30,798,903

Net assets:

   Beginning of period                          31,986,414            1,187,511

   End of period (including undistributed
     principal and net investment income of
     $29,903 and $24,514, respectively)        $26,706,609          $31,986,414

                            See notes to financial statements

                       NOTES TO FINANCIAL STATEMENTS

                GOVERNMENT SECURITIES EQUITY TRUST SERIES 8

                              January 31, 1997

(a) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1) Basis of Presentation

    The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Portfolio Securities on the basis set forth in Part B of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of the Trust included in the Registration
Statement under the Act and amendments thereto.

(2) Investments

    Investments are stated at market value as determined by the Evaluator based on the bid side evaluations of the Zero Coupon Treasury Obligations, and by calculations based on the net asset value per share of the Fund, on the last day of trading during the period. The value on the date of initial deposit (February 22, 1995) represents the cost of investments to the Trust based on the offering side evaluations and the net asset value per share, of the Treasury Obligations and Fund Shares, respectively, as of the close of business on the date of initial deposit. The cost of investments purchased subsequent to the date of initial deposit is based on the offering side evaluations and the net asset value per share, respectively, at the date of purchase. The difference between the initial cost and face amount of the Treasury Obligations at the date of purchase is being amortized over the period of its maturity date using the interest method.

(3) Income Taxes

    The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(4) Expenses

    The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees, and an annual Sponsor's portfolio supervision fee, and may incur additional charges as explained under "Expenses and Charges" in Part B of this Prospectus.

                       NOTES TO FINANCIAL STATEMENTS

                GOVERNMENT SECURITIES EQUITY TRUST SERIES 8

                              January 31, 1997

(b) DISTRIBUTIONS

    Distributions from the income and principal accounts, if any, received by the Trust are made to Unit Holders on a quarterly basis and distributions of any net capital gains received in respect of Fund
Shares will be made at least annually to Unit Holders of record. Income from the amortization of original issue discount on the Zero Coupon Treasury Obligations will not be distributed on a current basis. Upon termination of the Trust, the Trustee will distribute, upon surrender of Units for cancellation, to each Unit Holder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Amendment and Termination of the Trust - Termination" herein.

(c) COST TO INVESTORS

    The cost to investors represents the aggregate initial public offering price as of the respective dates of deposit exclusive of accrued interest.

    A reconciliation of the cost of Units to investors to the net amount applicable to investors as of January 31, 1997 follows:

       Cost to investors                                        $27,246,845
       Less:  Gross underwriting commissions (sales charge)      (1,297,469)
       Net cost to investors                                     25,949,376
       Cost of securities sold or redeemed                       (4,835,188)
       Unrealized market appreciation                             3,555,079
       Accumulated interest accretion                             2,007,439
       Net amount applicable to investors                       $26,676,706

(d) OTHER INFORMATION

    Selected data for a Unit of the Trust during each period:

                                                          For the period from
                                                           February 22, 1995
                                     For the year ended    (date of deposit)
                                      January 31, 1997    to January 31, 1996
       Principal distributions
         during period                $  .3901             $  .2718

       Net investment income dis-
         tributions during period     $  .4281             $  .1018

       Net asset value at end of
         period                       $15.0460             $14.8774

       Trust Units outstanding at
         end of period               1,775,000            2,150,000

                                        A-6

                                   SCHEDULE OF PORTFOLIO SECURITIES

                             GOVERNMENT SECURITIES EQUITY TRUST SERIES 8

                                           January 31, 1997

Port-
folio                      Name of Issuer/                                    Face Amount/       Market Value
 No.               Title of Portfolio Security (1)                          Number of Shares        (4)(5)
  1.    Stripped United States Treasury Obligations maturing
        on November 15, 2006 <F2>                                               26,625,000        $14,033,239

  2.    Class A shares of the Prudential Equity Fund, Inc.
        ($17.75 per Fund Share) <F3>                                               712,308         12,643,467
                                                                                                  $26,676,706

                           See notes to schedule of portfolio securities

               NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

              GOVERNMENT SECURITIES EQUITY TRUST SERIES 8

                            January 31, 1997

<F1>   None of the Securities are redeemable by operation of optional call provisions.

<F2>   The Zero Coupon Treasury Obligations have been purchased at a discount from their par value because there is no stated interest income thereon (such Securities are often referred to as zero coupon securities). Over the life of the Treasury Obligations such discount accrues and upon maturity thereof the holders will receive 100% of the Treasury Obligation maturity amount thereof.

<F3>   The Fund's investment manager is Prudential Mutual Fund Management
Inc.

<F4>   The market value of the Treasury Obligations as of January 31, 1997 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date. The market value of the Fund Shares was calculated by multiplying the aggregate number of shares by the current net asset value per share as of the same date.

<F5>   At January 31, 1997, the unrealized market appreciation of
Securities was comprised of the following:

       Gross unrealized market appreciation             $3,555,079
       Gross unrealized market depreciation                   -
       Unrealized market appreciation                   $3,555,079

    The amortized cost of the Securities for Federal income tax purposes was $23,121,627 at January 31, 1997.

                       GOVERNMENT SECURITIES EQUITY TRUST
                                    SERIES 8
                            ------------------------
                                   THE TRUST

    The Government Securities Equity Trust Series 8 (the 'Trust' or 'GSET' as the context requires) was created under the laws of the State of New York, pursuant to a Trust Indenture and Agreement and a related Reference Trust Agreement dated the Date of Deposit (collectively, the 'Indenture')* among Prudential Securities Incorporated (the 'Sponsor' or 'Prudential Securities'), United States Trust Company of New York the predecessor trustee to The Chase Manhattan Bank (the 'Trustee') and Kenny Information Systems, Inc. (the 'Evaluator'). The Sponsor is a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America.

    The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest (the 'Treasury Obligations') and to attempt to provide for capital appreciation through investment in Class A shares ('Fund Shares') of Prudential Equity Fund, Inc. (the 'Fund'), an open-end, diversified, registered management investment company (the Treasury Obligations and Fund Shares hereinafter, collectively, referred to as 'Securities'). The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of the Fund's investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund may also invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks and in options on stocks and stock indices. The Fund may invest up to 30% of its assets in foreign securities. There is of course no assurance that the Trust's or the Fund's objectives will be achieved.

Trust Formation

    On the Date of Deposit, the Sponsor deposited with the Trustee the underlying Securities or confirmations of contracts for the purchase of such Securities at prices equal to the evaluation of the Treasury Obligations on the offering side of the market on the Date of Deposit as determined by the Evaluator and the net asset value of the Fund Shares (see 'Schedule of Portfolio Securities'). The Trust was created simultaneously with the deposit of the Securities with the Trustee and the execution of the Indenture. The Trustee then immediately delivered to the Sponsor certificates of beneficial interest (the 'Certificates') representing the units (the 'Units') comprising the entire ownership of the Trust. Through this Prospectus, the Sponsor is offering the Units for sale to the Public. The holders of Units (the 'Unit Holder' or 'Unit Holders' as the context requires) will have the right to have their Units redeemed at a price based on the aggregate bid side evaluation of the Treasury Obligations as determined by the Evaluator and the net asset value of the Fund Shares (the 'Redemption Price'), if the Units cannot be sold in the secondary market which the Sponsor, although not obligated to, presently intends to maintain. The Trust has a mandatory termination date set forth under 'Summary of Essential Information,' but may be terminated prior thereto upon the occurrence of certain events (see 'Amendment and Termination of the Indenture--Termination'), including a reduction in the value of the Trust below the value set forth under 'Summary of Essential Information.'

    With the deposit of the Securities in the Trust on the Date of Deposit, the Sponsor established a proportionate relationship between the maturity amounts of Treasury Obligations and the number of Fund Shares in the Portfolio. Subsequent to the initial deposit of Securities on the Date of Deposit, the Sponsor may, but is not obligated to, deposit additional Securities (including contracts together with an irrevocable letter of credit for the purchase thereof) in the Trust, to receive in exchange therefor additional Units and to offer such Units to the public by means of this Prospectus. A subsequent deposit by the Sponsor of Treasury Obligations and Fund Shares will maintain the proportionate relationship between the maturity amount of Treasury Obligations and the number of Fund Shares immediately prior to such deposit; the deposited Treasury Obligations will be substantially identical to those held in the Trust immediately prior to the subsequent deposit. Each Unit owned by each Unit Holder will represent the same proportionate interest in the Trust. As additional Units are issued by the Trust as a result of the deposit of additional Securities by the Sponsor, the aggregate
------------
    * Reference is hereby made to said Indenture and any statements contained herein are qualified in their entirety by the provisions of said Indenture.

value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased.

    On a recent date, each Unit represented the fractional undivided interest in the Securities and net income of the Trust set forth under 'Summary of Essential Information.' The Trust Portfolio has been structured so that a Unit Holder will receive, at the Mandatory Termination Date of the Trust, an amount per Unit at least equal to $15.00 even if the value of the Fund Shares were to decline to zero. Of course, whether or not a Unit Holder makes a profit or suffers a loss depends on whether his purchase price was less than or exceeded $15.00 per Unit. A Unit Holder selling his Units prior to the Mandatory Termination Date may suffer a loss to the extent the sale price of his Units is less than the purchase price. Because certain of the Securities from time to time may be sold under circumstances described herein and because additional Securities may be deposited into the Trust from time to time, the Trust is not expected to retain its present size and composition. If any Units are redeemed by the Trustee, the number of Securities in the Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust pursuant to the Indenture.

    Notwithstanding the availability of the above-mentioned irrevocable letter(s) of credit, it is expected that the Sponsor will pay for the Securities as the contracts for their purchase become due. To the extent Units are sold prior to the settlement of such contracts, the Sponsor will receive the purchase price of such Units prior to the time at which it pays for Securities pursuant to such contracts and have the use of such funds during this period.

    Units will be sold to investors at the Public Offering Price next computed after receipt of the investor's order to purchase Units, if Units are available to fill orders on the day that such price is set. If Units are not available or are insufficient to fill the order (e.g., if demand for Units exceeds the Units available for sale and the Sponsor is not yet able to create additional Units) the investor's order will be rejected by the Sponsor. The number of Units available may be insufficient to meet demand because of the Sponsor's inability to or decision not to purchase and deposit Treasury Obligations of the required type and/or Fund Shares in amounts sufficient to maintain the proportionate relationship between maturity values of Treasury Obligations and numbers of Fund Shares of the Fund required to create additional Units. The Sponsor may, if unable to accept orders on any given day, offer to execute the order as soon as sufficient Units can be created. An investor will be deemed to place a new order for that number of Units each day until that order is accepted. The investor's order will then be executed, when Units are available, at the Public Offering Price next calculated after such continuing order is accepted. The investor will, of course, be able to revoke his purchase offer at any time prior to acceptance by the Sponsor. The Sponsor will execute orders to purchase in the order it determines that they are received, i.e., orders received first will be filled first except that indications of interest prior to the effectiveness of the registration of the offering of Trust Units which become orders upon effectiveness will be accepted according to the order in which the indications of interest were received.

    On a recent date the Trust consisted of the Securities listed under 'Schedule of Portfolio Securities' or contracts to acquire such Securities together with a letter of credit to provide the amount necessary to complete the purchase of such Securities. Neither the Sponsor nor any affiliate of the Sponsor will be liable in any way for any default, failure or defect in any Securities.

Securities Selection

    In selecting Treasury Obligations for deposit in the Trust, the following factors, among others, were considered by the Sponsor: (i) the prices and yields of such securities and (ii) the maturities of such securities. In selecting the Fund Shares for deposit in the Trust, the following factors, among others, were considered by the Sponsor: (i) the historical performance of the Fund and (ii) the nature of the underlying Fund portfolio.

    The Trust consists of such of the Securities listed under 'Schedule of Portfolio Securities' herein as may continue to be held from time to time in the Trust, newly deposited Securities meeting requirements for creation of additional Units and undistributed cash receipts from the Fund and proceeds realized from the disposition of Securities.

Stripped U.S. Treasury Obligations

    The Treasury Obligations in the portfolio consist of United States Treasury Obligations which have been stripped by the United States Treasury of their unmatured interest coupons or such stripped coupons or receipts or certificates evidencing such obligations or coupons. The obligor with respect to the Treasury Obligations is the United States
                                      B-2

Government. Such Treasury Obligations may include certificates that represent rights to receive the payments that comprise a U.S. Government bond.

    U.S. Treasury bonds evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. The Treasury Obligations can be purchased at a deep discount because the buyer receives only the right to receive one fixed payment at a specific date in the future and does not receive any periodic interest payments. The effect of owning deep discount obligations which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest on a current basis. Investors should be aware that income in respect of the accrual of original issue discount on the Treasury Obligations, although not distributed on a current basis, will be subject to income tax on a current basis at ordinary income tax rates (see 'Tax Status of the Trust').

    The following disclosure concerning the Fund and its affiliates has been provided by Prudential Investments Fund Management LLC. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not current in all material respects. No representation is made herein as to the accuracy or adequacy of such information.

Prudential Equity Fund, Inc.

    The portfolio of the Trust also contains Class A shares (the 'Fund Shares') of Prudential Equity Fund, Inc. (the 'Fund'). On December 31, 1996, the net assets of the Fund were approximately $4,262,590,329. The manager of the Fund is Prudential Investments Fund Management LLC ('PIFM'). The subadviser to the Fund is The Prudential Investment Corporation, doing business as Prudential Investments ('PI'), generally referred to throughout this prospectus as the Fund's investment adviser.

    The investment objective of the Fund is long-term growth of capital. Providing current income is not an objective of the Fund. Any income produced is expected to be minimal. An investor should not consider purchase of Fund Shares as equivalent to a complete investment program.

    The State Street Bank and Trust Company (the 'Custodian') is the custodian of the Fund's assets. Prudential Mutual Fund Services LLC (the 'Transfer and Dividend Disbursing Agent') serves as the Fund's dividend disbursing and transfer agent. The Fund's prospectus is available to persons interested in purchasing Units of the Trust upon request.

General Information Regarding the Fund

    The Fund intends normally to pay semi-annual dividends representing substantially all of its net investment income (which includes, among other items, dividends and interest), if any, and to distribute at least annually any net realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the 'Code'), the Fund intends to qualify annually as a regulated investment company under the Code. The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for United States federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Fund shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. Any dividend or distribution by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution (see 'Net Asset Value of the Fund Shares').

                        FINANCIAL HIGHLIGHTS OF THE FUND
           (for a share outstanding throughout the periods indicated)

    The following financial highlights contain selected data for a Class A share of common stock of the Fund, total return, ratios to average net assets and other supplemental data for the periods indicated.

                                                                                                            January 22,
                                                                                                               1990D
                                                         Year ended December 31,                              through
                                 -----------------------------------------------------------------------    December 31,
                                    1996          1995         1994        1993        1992       1991          1990
                                 ----------    ----------    --------    --------    --------    -------    ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................   $    16.44    $    13.24    $  13.80    $  12.07    $  11.39    $  9.84      $  11.25
Income from investment
  operations
  Net investment income.......          .35           .27         .22        0.23        0.24       0.27           .31
  Net realized and unrealized
     gain (loss) on investment
     transactions.............         2.52          3.88         .09        2.42        1.30       2.09         (.15)
                                 ----------    ----------    --------    --------    --------    -------    ------------
  Total from investment
     operations...............         2.87          4.15         .31        2.65        1.54       2.36           .16
                                 ----------    ----------    --------    --------    --------    -------    ------------
Less distributions
  Dividends from net
     investment income........         (.35)         (.27)       (.22)       (.22)       (.23)      (.24)         (.35)
  Distributions from net
     realized capital gains...        (1.69)         (.68)       (.65)       (.70)       (.63)      (.57)        (1.22)
       Total distributions....        (2.05)         (.95)       (.87)       (.92)       (.86)      (.81)        (1.57)
                                 ----------    ----------    --------    --------    --------    -------    ------------
Net asset value, end of
  period......................   $    17.26    $    16.44    $  13.24    $  13.80    $  12.07    $ 11.39      $   9.84
Total ReturnPound:............        17.94%        31.58%       2.38%      22.14%      13.65%     24.55%          .29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................   $1,443,466    $1,158,111    $276,412    $232,535    $136,834    $82,845      $ 30,264
Average net assets (000)......   $1,233,792    $  908,365    $254,596    $190,778    $111,489    $57,845      $ 27,371
Ratios to average net assets:
  Expenses, including
     distribution fees........          .89%          .91%       1.00%        .91%        .94%       .97%         1.01%*
  Expenses, excluding
     distribution fees........          .64%          .66%        .75%        .71%        .74%       .77%          .84%*
  Net investment income.......         2.07%         1.82%       1.62%       1.71%       1.91%      2.36%         2.86%*
Portfolio turnover............           19%           18%         12%         21%         22%        19%           76%
Average commission rate paid
  per share...................   $    .0523    $    .0501         N/A         N/A         N/A        N/A           N/A

---------------
   * Annualized.
   D Commencement of offering of Class A shares.
     Pound Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
                                      B-4

Investment Policies and Restrictions of the Fund

    The Fund's investment objective is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of the Fund's investment adviser, are believed to be in sound financial condition and have prospects of price appreciation greater than broadly based stock indices. The Fund may also invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks, and in unattached warrants. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in common stocks, a larger proportion of the Fund's assets than usual may be invested in preferred stocks or short-term, intermediate-term or long-term debt instruments (either convertible or non-convertible). The shares of the Fund are subject to the risks of common stock investment, and there can be no assurance that the Fund will achieve its investment objective. The Fund may invest up to 30% of its assets in foreign securities, which may involve additional investment risks. Such risks include future adverse political and economic developments, possible seizure or nationalization of the company in whose securities the Fund has invested and possible establishment of exchange controls or other foreign governmental laws that might adversely affect the value of the Fund's investment or the payment of dividends.

    Hedging and Return Enhancement Strategies

    The Fund may also engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies include (1) the purchase and writing (i.e., sale) of put options and call options on equity securities, (2) the purchase and sale of put and call options on indices, (3) the purchase and sale of exchange traded stock index futures and options thereon and (4) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options thereon. The Fund may engage in these transactions on securities or commodities exchanges or, in the case of equity, stock index and foreign currency options, also in the over-the-counter market. The Fund may also purchase and sell forward foreign currency exchange contracts. The Fund, and thus the Investor, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent they are consistent with its investment objective and policies.

    Options Transactions

    Options on Equity Securities. The Fund intends to purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges, on NASDAQ ('NASDAQ options') or in the over-the-counter market (OTC options). A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option or, in the case of a European-style option, at the expiration of the option. The writer of the call option receives a premium and has the obligation, if the option is exercised, to deliver the underlying security against payment of the exercise price. There is no limitation on the amount of call options the Fund may write. A put option is a similar contract which gives the purchaser, who pays a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will purchase put options only when its investment adviser perceives significant short-term risk, but substantial long-term appreciation, in the underlying security.

    The Fund will write only 'covered' call options. A written call option is covered if the Fund holds on a share-for-share basis a call on the same security as the call written by the Fund where the exercise price of the call held is equal to or less than the exercise price of the call written provided the difference is maintained by the Fund in cash, U.S. Government securities, equity securities or other liquid unencumbered assets, marked-to-market daily, in a segregated account with its custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

    If the writer of an option wishes to terminate the obligation, he or she may effect a 'closing purchase transaction.' This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a 'closing sale transaction.' This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of an exchange-traded option or a NASDAQ option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation ('OCC'), an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the Fund would need to agree to the termination of the obligation represented by an OTC option with the counterparty thereto. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. Alternatively, the Fund could write an OTC put option in effect to close its position on an OTC call option or write a call option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively close an existing position.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less that the premium received from writing the option or is more than the premium paid to purchase the option; conversely, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

    The Fund may also purchase a 'protective put' i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

    Options on Stock Indices. The Fund may also purchase and write (i.e., sell) put and call options on stock indices traded on securities exchanges, on NASDAQ or in the over-the-counter market. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the 'multiplier'). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

    The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Therefore, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Fund's investment adviser currently uses these techniques in conjunction with the management of other mutual funds.
                                      B-6

    Unlike stock options, all settlements are in cash, with the result that a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    The Fund's successful use of options on indices depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by the Fund. Likewise, if a stock index call option written by the Fund is exercised, the Fund may incur a loss on the transaction which is not offset, wholly or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

    Option Position Limits. Transactions by the Fund in options on securities and on stock indices will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Fund's investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    Options on Foreign Currencies. The Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather that stock.

    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

    Forward Foreign Currency Exchange Contracts

    The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

    The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the

Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross-hedge) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of the securities being hedged.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to 'lock in' the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Code for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts.

    Futures Transactions

    Stock Index Futures. The Fund may use stock index futures traded on a commodities exchange or board of trade for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission ('CFTC'). The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies.

    A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the 'initial margin.' Subsequent payments to and from the broker, called 'variation margin,' will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as 'marked to market.'

    Options on Stock Index Futures. The Fund may also purchase and write options on stock index futures for certain hedging, return enhancement and risk management purposes. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    Futures Contracts on Foreign Currencies. The Fund may buy and sell futures contracts on foreign currencies (futures contracts) such as the European Currency Unit, and purchase and write options thereon, for hedging and risk management purposes. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization including, inter alia, France, Germany, The Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A 'sale' of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A 'purchase' of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of 'variation margin' may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as 'marked-to-market.'

    Limitations on Purchases and Sales of Futures Contracts and Options
Thereon. Under the regulations of the Commodity Exchange Act, an investment company registered under the Investment Company Act of 1940 (the 'Investment Company Act') is exempt from the definition of 'commodity pool operator,' subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. The Fund intends to engage in futures transactions and options thereon in accordance with the regulations of the CFTC. The Fund intends to purchase and sell stock index futures and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund intends to purchase and sell futures contracts on foreign currencies and options thereon as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to purchase and sell stock index futures and options thereon and futures contracts on foreign currencies and options thereon when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund also intends to purchase and sell stock index futures and options thereon for return enhancement.

    The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might experience a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that at any particular time liquid secondary markets will exist for any particular futures contract or option thereon.

    The Fund's ability to enter into or close out futures contracts and options thereon may also be limited by the requirements of the Code for qualification as a regulated investment company.

    Risks of Hedging and Return Enhancement Strategies

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. If the investment adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain 'cover' or to segregate securities in connection with hedging transactions.

    Other Investments and Policies

    Foreign Investments. The Fund may invest up to 30% of its total assets in securities of foreign issuers. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

    There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

    Repurchase Agreements. The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Securities and Exchange Commission ('SEC').

    When-Issued and Delayed Delivery Securities. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    Borrowing. The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings.

    Securities Lending. The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of policy, the Fund cannot lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.

    Short Sales Against-the-Box. The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into
                                      B-10
or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale 'against-the-box'), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in the Fund's long position will be offset by a gain or loss in its short position. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

    Illiquid Securities. The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the 'Securities Act') and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    The staff of the SEC has taken the position that purchased OTC options and the assets used as 'cover' for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's option, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does not allow the Fund to treat the assets used as 'cover' as 'liquid.'

    Investment Restrictions

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A 'majority of the Fund's outstanding voting securities' means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

         1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

         2. Make short sales of securities except short sales against-the-box (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

         3. Concentrate its investments in any one industry (no more than 25% of the Fund's total assets will be invested in any one industry).

         4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts and forward foreign currency exchange contracts and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts and forward foreign currency exchange contracts are not deemed to be the issuance of a senior security or a pledge of assets.

         5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of any one issuer.

         6. Buy or sell commodities or commodity contracts or real estate or interests in real estate except that the Fund may purchase and sell stock index futures contracts, options thereon and forward foreign currency exchange contracts and securities which are secured by real estate and securities of companies which invest or deal in real estate.

         7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         8. Make investments for the purpose of exercising control or management.

         9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

        10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs.

        11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets). (The purchase of a portion of an issue of securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

Net Asset Value of the Fund Shares

    The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. The value of investments listed on national securities exchanges and NASDAQ equity securities is based on the last sale price as of the close of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by PMF under procedures established by and under the general supervision of the Fund's Board of Directors. Options on stocks and stock indices traded on national securities exchanges are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of the commodities exchange or board of trade. If there were no sales on the applicable options or commodities exchange, options on stocks and stock indices and stock index futures and options thereon are valued at the average of the quoted bid and asked prices as of the close of the respective exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase exceeded 60 days, unless this is determined not to represent fair value by the Board of Directors. The Fund will compute its net asset value once daily at 4:15 P.M., New York time, using prices obtained at the time indicated above on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect the net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    In the event that the New York Stock Exchange or the national securities exchanges on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund will reconsider the time at which net asset value is computed. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Fund's Investment Manager

    The Fund has a Board of Directors which, in addition to overseeing the actions of PIFM, PI and the Distributor (as defined below), decides upon matters of general policy. PIFM conducts and supervises the daily business operations of the Fund. PI furnishes daily investment advisory services.

    The manager of the Fund is Prudential Investments Fund Management LLC ('PIFM'), a corporation located at Gateway Center Three, Newark, New Jersey 07102, a wholly owned subsidiary of The Prudential Insurance Company of

America ('Prudential'). Through its subsidiaries, Prudential Insurance is engaged in various aspects of the insurance and financial services industry.

    For its services, PIFM receives, pursuant to the Management Agreement with the Fund (the 'Management Agreement'), a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .475 of 1% of the Fund's average daily net assets from $500 million to $1 billion and .45 of 1% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

        (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or PI;

        (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

        (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI) pursuant to the subadvisory agreement between PIFM and PI (the 'Subadvisory Agreement').

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to PIFM, (b) the fees and expenses of Directors who are not affiliated persons of PIFM or PI, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to PIFM in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to shareholders, (1) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

    The current portfolio manager of the Fund is Thomas R. Jackson, a Managing Director of Prudential Investments, a unit of PIC. Mr. Jackson has responsibility for daily portfolio management and securities selection for the Fund. Mr. Jackson also serves as the portfolio manager of the Common Stock Portfolio of The Prudential Series Fund, which is one of the investment options in a Prudential variable life and annuity product. Mr. Jackson joined PI in 1990 and has over twenty-five years of professional equity investment management experience. He was formerly co-chief investment officer of Red Oak Advisers and Century Capital Associates, each a private money management firm, where he managed
                                      B-13
pension and other accounts for institutions and individuals. He was also with The Dreyfus Corporation where he managed and served as president of the Dreyfus Fund. Mr. Jackson also managed an equity pension investment group at Chase Manhattan Bank.

    Mr. Jackson primarily utilizes a 'value' investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies selling at a discount from their perceived true worth. Mr. Jackson selects stocks for the Fund's portfolio at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

The Fund's Plan of Distribution

    Under a Distribution and Service Plan (the 'Plan') adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the 'Distribution Agreement'), Prudential Securities Incorporated ('Prudential Securities' or the 'Distributor') incurs the expenses of distributing the Fund's Class A shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation, an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plan, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    Under the Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor agreed to limit its distribution-related fees payable under the Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1997.

    For the fiscal year ended December 31, 1996, the Fund paid distribution expenses of .25% of the average daily net assets of the Class A shares. The Fund records all payments made under the Plan as expenses in the calculation of net investment income.

    The Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not 'interested persons' of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the 'Rule 12b-1 Directors'), vote annually to continue the Plan. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding Class A shares of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under the Plan if it is terminated or not continued.

    In addition to distribution and service fees paid by the Fund under the Plan, PMF (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    The Distributor is subject to the rule of the National Association of Securities Dealers, Inc., governing maximum sales charges.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Sponsor has agreed to pay to the Trust the 12b-1 fees it receives with respect to Fund Shares held by the Trust. Fund Shares held directly by an investor (other than the Trust) including Fund Shares purchased pursuant to 'Reinvestment of Trust Distributions' will, however, be subject to 12b-1 fees (see 'Reinvestment of Trust Distributions').

Risk of Investment in Units

    The Securities and Exchange Commission issued an exemptive order pursuant to which Fund Shares will be deposited by the Sponsor in the Trust. In the application for such order, the Sponsor agreed to take certain steps to ensure that the Trust's investment in Fund Shares is equitable to all parties and particularly that the interests of the Unit Holders are protected. Accordingly, any sales charges which would otherwise be applicable will be waived on Fund Shares sold to the Trust. The Sponsor will receive a sales charge on all Units sold. In addition, the Indenture requires the Trustee to vote all Fund Shares held in the Trust in the same manner and ratio on all proposals as the vote of owners of Fund Shares not held by the Trust.

    The Fund's Shares may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting the securities in which the Fund is invested and the success of the Fund's management in anticipating or taking advantage of such opportunities as they may occur. In addition, in the event of the inability of the investment adviser to act and/or claims or actions against the Fund by regulatory agencies or other persons or entities, the value of the Fund Shares may decline thereby causing a decline in the value of Units. Termination of the Fund prior to the Termination Date of the Trust may result in the termination of the Trust sooner than anticipated. Prior to a purchase of Units, investors should determine that the aforementioned risks are consistent with their investment objectives.

Fund Risk Factors

    All Fund investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates. Additionally, investment decisions made by the Fund's investment adviser will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

    The net asset value of the Fund's Shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price paid therefor by the Trust. An investment in Units of the Trust should be made with an understanding of the risks inherent in ownership of Fund Shares. However, the Sponsor believes that, upon termination of the Trust on the mandatory termination date, even if the Fund Shares are worthless, the Treasury Obligations will provide sufficient cash at maturity to equal $15.00 per Unit. Part of such cash will, however, represent the accrual of taxable original issue discount on the Treasury Obligations.

    A UNIT HOLDER PURCHASING A UNIT ON THE DATE OF THIS PROSPECTUS OR THEREAFTER MAY RECEIVE TOTAL DISTRIBUTIONS, INCLUDING DISTRIBUTIONS MADE UPON TERMINATION OF THE TRUST, THAT ARE LESS THAN THE AMOUNT PAID FOR A UNIT.

    Sales of Securities in the Portfolio under certain permitted circumstances may result in an accelerated termination of the Trust. It is also possible that, in the absence of a secondary market for the Units or otherwise, redemptions of Units may occur in sufficient numbers to reduce the portfolio to a size resulting in such termination. In addition, the Trust may be terminated if the net aggregate value of the Trust is less than 40% of the aggregate maturity values of the Treasury Obligations calculated immediately after the most recent deposit of Treasury Obligations in the Trust (see 'Amendment and Termination--Termination'). Early termination of the Trust may have important consequences to the Unit Holder; e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less than anticipated, and may result in a loss to a Unit Holder.

    In the event of the early termination of the Trust, the Trustee will cause the Fund Shares to be sold and the proceeds thereof distributed to the Unit Holders in proportion to their respective interests therein, unless a Unit Holder elects to receive Fund Shares 'in kind' (see 'Amendment and Termination of the Indenture--Termination'). Proceeds from the sale of the Treasury Obligations will be paid in cash.

    The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit Holder's investment but may dispose of Securities only under limited circumstances (see 'Sponsor--Responsibility').

    To the best of the Sponsor's knowledge there was no litigation pending as of the Date of Deposit in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the Date of Deposit, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

The Units

    On a recent date, each Unit represented a fractional undivided interest in the Securities and the net income of the Trust set forth under 'Summary of Essential Information.' Thereafter, if any Units are redeemed by the Trustee, the amount of Securities in the Trust will be reduced by amounts allocable to redeemed Units, and the fractional undivided interest represented by each Unit in the balance will be increased, although the actual interest in the Trust represented by each Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust itself (see 'Rights of Unit Holders--Redemption' and 'Amendment and Termination of the Indenture--Termination').

                            TAX STATUS OF THE TRUST

In the opinion of Messrs. Cahill Gordon & Reindel, counsel for the Sponsor, under existing law:

        The Trust is not an association taxable as a corporation for United States federal income tax purposes and income of the Trust will be treated as income of the Unit Holders in the manner set forth below. Each Unit Holder will be considered the owner of a pro rata portion of each asset of the Trust under the grantor trust rules of Sections 671-678 of the Internal Revenue Code of 1986, as amended (the 'Code').

        Each Unit Holder will be required to include in his gross income, as determined for federal income tax purposes, original issue discount with respect to his pro rata portion of the Treasury Obligations held by the Trust at the same time and in the same manner as though the Unit Holder were the direct owner of such pro rata portion. Each Unit Holder will be considered to have received the distributions paid on his pro rata portion of the Fund Shares held in the Trust (including such portion of such distributions used to pay fees and expenses of the Trust) when such distributions are received or deemed to be received by the Trust. An individual Unit Holder who itemizes deductions will be entitled to an itemized deduction for his pro rata share of fees and expenses paid by the Trust as though such fees and expenses were paid directly by the Unit Holder, but only to the extent that this amount together with the Unit Holder's other miscellaneous deductions exceeds 2% of his adjusted gross income. A corporate Unit Holder will not be subject to this 2% floor.

        Each Unit Holder will have a taxable event when a Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when the Unit Holder redeems or sells his Units. The total tax cost of each Unit to a Unit Holder must be allocated among the assets held in the Trust in proportion to the relative fair market values thereof on the date the Unit Holder purchases his Units.

    The tax basis of a Unit Holder with respect to his interest in a Treasury Obligation will be increased by the amount of original issue discount thereon properly included in the Unit Holder's gross income as determined for Federal income tax purposes.

    The amount of gain recognized by a Unit Holder on a disposition of Fund Shares or Treasury Obligations by the Trust will be equal to the difference between such Unit Holder's pro rata portion of the gross proceeds realized by the Trust on the disposition and the Unit Holder's tax basis in his pro rata portion of the Fund Shares or Treasury Obligations disposed of, determined as described in the preceding paragraphs. Any such gain recognized on a sale or exchange and any such loss will be capital gain or loss, except that gain or loss recognized by a financial institution with respect to a Treasury Obligation or by a dealer with respect to Fund Shares or Treasury Obligations will be ordinary income or loss. Any capital gain or loss arising from the disposition of a Unit Holder's pro rata interest in a Security will be long-term capital gain or loss if the Unit Holder has held his Units and the Trust has held the Security for more than one year. A capital loss due to sale or redemption of a Unit Holder's interest with respect to Fund Shares held in the Trust will be treated as a long-term capital loss to the extent of any long-term capital gains derived by the Unit Holder from such interest if the Unit Holder has held such interest for six months or less. The holding period for this purpose will be determined by applying the rules of Sections 246(c)(3) and (4) of the Code. Under the Code, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal
                                      B-16
tax rate of 28%. Such net capital gain may, however, result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

    If the Unit Holder sells or redeems a Unit for cash he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets represented by the Unit and will have taxable gain or loss measured by the difference between his per Unit tax basis for such assets, as described above, and the amount realized.

    Each Unit Holder's interest in each Treasury Obligation is treated as an interest in an original issue discount obligation. The original issue discount on each Treasury Obligation will be taxed as ordinary income for Federal income tax purposes and will be equal to the excess of the maturity value of the Unit Holder's interest in the Treasury Obligation over its cost to the Unit Holder. A Unit Holder will be required to include in gross income for each taxable year a portion of this original issue discount and will be subject to income tax thereon even though the income is not distributed. Original issue discount is treated for Federal income tax purposes as income earned under a constant interest formula which takes into account the semi-annual compounding of accrued interest, resulting in an increasing amount of original issue discount accruing in each year.

    A Unit Holder who is neither a citizen nor a resident of the United States and is not a United States domestic corporation (a 'foreign Unit Holder') will not generally be subject to United States federal income taxes, including withholding taxes, on his pro rata share of the original issue discount on the Treasury Obligations held in the Trust, any gain from the sale or other disposition of his, her or its pro rata interest in a Treasury Obligation or Fund Share held in the Trust, any undistributed gain retained by the Fund and designated by the Fund to be taken into account by its shareholders or any capital gain dividend received by the Trust from the Fund, which original issue discount is not effectively connected with the conduct by the foreign Unit Holder of a trade or business within the United States and which gain is either
(I) not from sources within the United States or (II) not so effectively connected, provided that:

        (a) with respect to original issue discount (i) the Treasury Obligations are in registered form and were issued after July 18, 1984, and (ii) the foreign Unit Holder is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to The Prudential Insurance Company of America;

        (b) with respect to any U.S.-source capital gain, the foreign Unit Holder (if an individual) is not present in the United States for 183 days or more during his or her taxable year in which the gain was realized and so certifies; and

        (c) the foreign Unit Holder provides the required certifications regarding (i) his, her or its status, (ii) in the case of U.S.-source income, the fact that the original issue discount or gain is not effectively connected with the conduct by the foreign Unit Holder of a trade or business within the United States, and (iii) if determined to be required, the controlled foreign corporation matter mentioned in clause (a)(ii) above.

    Fund distributions paid to foreign Unit Holders either directly or through the Trust and not constituting income effectively connected with the conduct of a trade or business within the United States by the distributee will be subject to United States federal withholding taxes at a 30% rate or a lesser rate established by treaty unless the Fund distribution is a capital gain dividend. Foreign Unit Holders should consult their own tax counsel with respect to United States tax consequences of ownership of Units.

    Each Unit Holder (other than a foreign Unit Holder who has properly provided the certifications described in the preceding paragraph) will be requested to provide the Unit Holder's taxpayer identification number to the Trustee and to certify that the Unit Holder has not been notified that payments to the Unit Holder are subject to back-up withholding. If the taxpayer identification number and an appropriate certification are not provided when requested, a 31% back-up withholding will apply.

    The Fund has elected to qualify for and intends to remain qualified as a regulated investment company under the Code and to meet applicable requirements with respect to its gross income, diversification of holdings and distributions so that the Fund (but not the Trust Unit Holders) will be relieved of Federal income tax on the amounts distributed by the Fund to the Trust. Such distributions may include taxable net investment income and net capital gain from sales of securities held by the Fund. It is also possible for the Fund to retain net capital gains for investment, in which event the Fund will be subject to Federal income tax on the retained amount; but may, as a regulated investment company, designate the retained amount as undistributed capital gains in a notice to those persons who were its shareholders (including the Trust and thus its Unit Holders) at the close of the Fund's taxable year.

    If the Fund were to so retain any net capital gains for investment, its shareholders (including Trust Unit Holders) (a) would be required to include in gross income for tax purposes, as long-term capital gains, their proportionate shares of the undistributed net capital gain of the Fund, and (b) would be deemed to have paid their proportionate shares of the tax paid by the Fund on the undistributed net capital gain so that the amount of tax deemed paid by each such shareholder would be credited against the shareholder's United States federal income tax liability and a refund could be claimed to the extent that credits exceeded such liability. For United States federal income tax purposes, the basis of shares of the Fund owned by a shareholder of the Fund (including a Trust Unit Holder) would be increased by an amount equal to 65% of the amount of undistributed capital gains required to be so included in computing such Fund shareholder's long-term capital gains.

    Capital gain distributions, if any, made by the Fund, as a regulated investment company, are taxable as long-term capital gain, regardless of how long the Fund shareholder (including a Trust Unit Holder) has held the Fund's shares, and are not eligible for the dividends received deduction available to corporations. Other dividend distributions by the Fund may, depending upon the circumstances, be eligible for such dividends received deduction, in whole or in part.

    Generally, dividends paid by the Fund, as a regulated investment company, are treated as received by the Trust, and thus its Unit Holders, in the taxable year in which the distribution is made by the Fund; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the preceding year.

    Non-taxable Fund distributions reduce the Unit Holder's tax cost basis with respect to his interest in Fund Shares held by the Trust and are treated as a gain from the sale of such interest if and to the extent that such distributions exceed the tax cost basis of the Unit Holder with respect to his interest in Fund Shares held by the Trust.

    Income received by the Fund may be subject to withholding and other taxes imposed by foreign jurisdictions. In some instances, these taxes are limited by treaty between the United States and the relevant foreign jurisdiction. Treaty benefits may be available to the Fund to the same extent as they would be to individual U.S. shareholders. However, in some situations the Fund will be eligible for such benefits only if it can establish that a minimum specified percentage of the capital of the Fund is owned directly or indirectly by individual residents or citizens of the United States.

    The Code places a floor of 2% of adjusted gross income on miscellaneous itemized deductions, including investment expenses, of individuals (and estates and trusts other than grantor trusts, to the extent provided in the regulations). The Code also directs the Secretary of the Treasury to issue regulations prohibiting indirect deductions through a mutual fund or other pass-through entity of amounts not allowable as a deduction under this rule if paid or incurred directly by such an investor, but such regulations are not to apply to indirect deductions through a 'publicly offered regulated investment company,' which the Fund is believed to be. The 2% floor rule will, however, apply in any event to investment expenses of the Trust, as opposed to the Fund, and affected Unit Holders should aggregate such expenses with their other miscellaneous deductions in applying the 2% rule. The Trust cannot predict whether or not the Fund will qualify as a 'publicly offered regulated investment company.

    In addition, under the Code, the allowable amount of certain itemized deductions claimed by individual taxpayers, including investment expenses, is subject to an overall limitation applicable to individual taxpayers with adjusted gross income in excess of a $117,950 threshold amount ($58,975 for a married taxpayer filing separately). The $117,950 (or $58,975) threshold amount will be indexed for inflation after 1996. The overall limitation reduces the otherwise allowable amount of the affected itemized deductions by the lesser of
(i) 3% of the adjusted gross income in excess of the threshold amount or (ii) 80% of the amount of otherwise allowable affected itemized deductions. The other limitations contained in the Code on the deduction of itemized expenses, including the 2% floor described above, are applied prior to this overall limitation.

    The Code also imposes a 4% excise tax on untaxed undistributed income of regulated investment companies. If the Fund distributes in each calendar year an amount equal to the sum of a least 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the 12 month period ended on October 31 of each calendar year (or on

December 31 if the Fund qualifies to so elect and does so) and distributes an amount equal to the 2% balances not later than the close of the succeeding calendar year, the Fund will not be subject to this 4% excise tax. For purposes of this excise tax, any net long-term capital gain in excess of net short-term capital loss retained by the Fund for any fiscal year ending on or before the close of the calendar year but designated as undistributed capital gains taxable to shareholders as described above is treated as if distributed to the Fund's shareholders.

    The Fund may invest in passive foreign investment companies, various options and futures contracts and hedging transactions and may be subject to foreign currency fluctuations, all of which have unique Federal income tax consequences. Such investments and currency fluctuations may affect the character, timing and amount of gain or ordinary income to be recognized by persons holding Fund Shares.

    Interest paid by a Unit Holder other than a corporation on indebtedness properly allocable to Units will be deductible as investment interest to the extent permitted by Section 163(d) of the Code.

    As of the end of each calendar year, the Trustee will furnish to each Unit Holder an annual statement containing information relating to the dividends (including capital gain dividends) received or deemed received, rebated 12b-1 fees received from the Sponsor, discount accrued on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or payment at maturity of any Security or the sale by the Trust of any Security), and the fees and expenses paid by the Trust.

    The foregoing discussion relates only to United States federal income taxes. Unit Holders may be subject to state, local or foreign taxation.

    Investors should consult their tax counsel for advice with respect to their own particular tax situations.

                                RETIREMENT PLANS

    Units in the Trust may be suitable for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Investors considering participation in any such plan should review the laws specifically related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

                            PUBLIC OFFERING OF UNITS

Public Offering Price

    The Public Offering Price of the Units during the initial offering period is computed by adding to the aggregate offering side evaluation of the Treasury Obligations the aggregate net asset value of Fund Shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.00% of the Public Offering Price (5.263% of the net amount invested). Money in the Income and Principal Accounts other than money required to redeem previously tendered Units will be added to the Public Offering Price.

    After the initial public offering period, the Public Offering Price of the Units will be computed by adding to the aggregate bid side evaluation of the Treasury Obligations the aggregate net asset value of Fund Shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.00% of the Public Offering Price (5.263% of the net amount invested). Money in the Income and Principal Accounts other than money required to redeem previously tendered Units will be added to the Public Offering Price.

    The Public Offering Price on the date of this Prospectus or on any subsequent date will vary from the Public Offering Price set forth in the 'Summary of Essential Information' in accordance with fluctuations in the value of the Treasury Obligations and net asset value of the Fund Shares in the Trust.

    The Public Offering Price shall be determined for the Trust by the Evaluator in the following manner: the aggregate value of the Units shall be determined during the initial offering period on the basis of the offering prices of the Treasury Obligations (determined by the Evaluator) and the net asset value of the Fund Shares as determined by the Fund, and following the initial offering period on the basis of the bid prices for the Treasury Obligations (determined by the Evaluator) and the net asset value of the Fund Shares as determined by the Fund.

    On a recent date, the Public Offering Price per Unit (based on the offering side evaluation of the Treasury Obligations and the net asset value of the Fund Shares in the Trust) exceeded the Redemption Price and the Sponsor's

Secondary Market Repurchase Price per Unit (each based upon the bid side evaluation of the Treasury Obligations and the net asset value of Fund Shares in the Trust) by the amounts set forth in 'Summary of Essential Information.'

Public Distribution

    During the initial public offering period (i) for Units issued on the Date of Deposit and (ii) for additional Units issued after such date in respect of additional deposits of Securities, Units will be distributed to the public by the Sponsor and through dealers at the Public Offering Price, calculated on each business day. The initial offering period is 30 days unless all Units are sold prior thereto, whereupon the initial public offering period will terminate. The initial public offering period may be extended by the Sponsor so long as additional deposits are being made or Units remain unsold. Upon termination of the initial offering period, in each case, unsold Units or Units acquired by the Sponsor in the secondary market referred to below may be offered to the public by this Prospectus at the then current Public Offering Price calculated daily.

    The Sponsor intends to qualify Units in states selected by the Sponsor for sale by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers will be made at prices which include a concession of 68% of the sales charge per Unit, but subject to change from time to time at the discretion of the Sponsor (such price does not include volume purchase discounts, which are available only to non-dealer purchasers). The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

    A dealer will receive a concession of the sales charge per Unit as set forth under Volume Discount herein. Sales by a dealer will be aggregated with the dealer receiving the greatest concession level for all Units sold by such dealer up to a maximum of 75% of the sales load.

Secondary Market

    While not obligated to do so, it is the Sponsor's present intention to maintain a secondary market for Units and to continuously offer to repurchase Units from Unit Holders at the applicable Sponsor's Repurchase Price (see 'Summary of Essential Information'). The Sponsor's Repurchase Price is computed by adding to the aggregate of the bid side evaluation of the Treasury Obligations the net asset value of Fund Shares in the Trust, and cash on hand in the Trust and dividends receivable on Fund Shares (other than cash deposited by the Sponsor for the purchase of Securities) deducting therefrom amounts required to redeem previously tendered Units and amounts required for distribution to Unit Holders of record as of a date prior to the evaluation, accrued expenses of the Trustee, Evaluator, and counsel, taxes and governmental charges, if any, and any Reserve Account and then dividing the resulting sum by the number of Units outstanding, as of the date of such computation. There is no sales charge incurred when a Unit Holder sells Units back to the Sponsor. Any Units repurchased by the Sponsor at the Sponsor's Repurchase Price may be reoffered to the public by Sponsor at the then current Public Offering Price. Any profit or loss resulting from the resale of such Units will be for the account of the Sponsor.

    If the supply of Units exceeds demand (or for any other business reason), the Sponsor may, at any time, occasionally, from time to time, or permanently, discontinue the repurchase of Units of this Series at the Sponsor's Repurchase Price, without notice. In such event, although under no obligation to do so, the Sponsor may, as a service to Unit Holders, offer to repurchase Units at the 'Redemption Price,' a price based on the current bid prices for the Treasury Obligations and the net asset value of the Fund Shares. Alternatively, Unit Holders may redeem their Units through the Trustee.

Profit of Sponsor

    The Sponsor receives a sales charge on the Units as indicated herein in the chart below under 'Volume Discount.' On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge (see 'Public Distribution').

    The Sponsor may have also realized a profit (or sustained a loss) on the deposit of the Treasury Obligations in the Trust representing the difference between the cost of the Treasury Obligations to the Sponsor and the cost of the Treasury Obligations to the Trust. The Sponsor will deposit all Fund Shares into the Trust at net asset value. During the initial offering period, to the extent additional Units continue to be issued and offered for sale to the public, the Sponsor may realize additional profit (or sustain a loss) due to daily fluctuations in the offering prices of the Treasury Obligations and in the net asset value of the Fund Shares in the Trust and thus in the Public Offering Price of Units received by the Sponsor. Cash, if any, received by the Sponsor from the Unit Holders prior to the settlement date for purchase of Units or prior to the payment for Securities upon their delivery may be used in the Sponsor's business to the extent permitted by applicable regulations and may be of benefit to the Sponsor.

    The Sponsor may also realize profits (or sustain losses) while maintaining a secondary market in the Units, in the amount of any difference between the prices at which the Sponsor buys Units and the prices at which the Sponsor resells such Units or the prices at which the Sponsor redeems such Units, as the case may be.

Volume Discount

    Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time upon prior notice to Unit Holders change the amount by which the sales charge is reduced, or may discontinue the discount altogether.

    The sales charges for the Trust in the primary and secondary market will be reduced pursuant to the following graduated scale for sales to any person of at least 2,000 Units.

                                                                                      Sales Charge
                                                                              Primary and Secondary Market
                                                                        -----------------------------------------
                                                                         Percent        Percent
                                                                        of Public        of Net
                                                                         Offering        Amount          Dealer
Number of Units                                                           Price         Invested       Concession
--------------------------------------------------------------------    ----------      --------       ----------
Less than 2,000 Units...............................................      5.00%         5.263%           65%
2,000-7,999 Units...................................................      4.75%         4.986%           65%
8,000-19,999 Units..................................................      4.25%         4.358%           70%
20,000-39,999 Units.................................................      3.75%         3.896%           73%
40,000-79,999 Units.................................................      3.00%         3.092%           75%
80,000 Units or more................................................      2.00%         2.041%           75%

    The reduced sales charges as shown on the chart above will apply to such purchases of Units in any fourteen-day period which qualify for the volume discount by the same person, including a partnership or corporation, other than a dealer, in the amounts stated herein, and for this purpose, purchases of Units of this Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

    Units held in the name of the purchaser's spouse or in the name of a purchaser's child under the age of 21 are deemed for the purposes hereof to be registered in the name of the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary, including a partnership or corporation, purchasing Units for a single trust estate or single fiduciary account.

Employee Discount

    The Sponsor intends, at the discretion of the Sponsor, to permit employees of Prudential Securities and its subsidiaries and affiliates to purchase Units of the Trust at a price based on the offering side evaluation of the Treasury Obligations and the net asset value of Fund Shares in the Trust plus a reduced sales charge of $5.00 per 100 Units, subject to a limit of 5% of the Units.

                                EXCHANGE OPTION

    Unit Holders may elect to exchange any or all of their Units of this Series of the Government Securities Equity Trust for units of one or more of any other series in the Prudential Securities family of unit investment trusts (except Series of Government Securities Equity Trust) or for any units of any additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the 'Exchange Trusts'). Such units may be acquired at prices based on reduced sales charges per unit. The purpose of such reduced sales charge is to permit the Sponsor to pass on to the Unit Holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in the time and expense related to advice, financial planning and operational expense required for the Exchange Option.

    Exchange Trusts may have different investment objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine its investment objective prior to exercise of this option.

    This option will be available provided the Sponsor maintains a secondary market in both the Units of this Series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit Holder is a resident. While it is the Sponsor's present intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit Holder wishes to sell or exchange his Units; thus there is no assurance that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit Holders. In the event the Exchange Option is not available to a Unit Holder at the time he wishes to exercise it, the Unit Holder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Unit Holder.

    To exercise the Exchange Option, a Unit Holder should notify the Sponsor of his desire to exchange his Units for one or more units of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit Holder may select the series or group of series for which he desires his Units to be exchanged. The Unit Holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

    Units of the Exchange Trust trading in the secondary market maintained by the Sponsor, if so maintained, will be sold to the Unit Holder at a price equal to the evaluation price per unit of the securities in that portfolio and the applicable sales charge of $15 per unit of the Exchange Trust. The reduced sales charge for units of any Exchange Trust acquired during the initial offering period for such units will result in a price for such units equal to the offering side evaluation per unit of the securities in the Exchange Trust's portfolio plus accrued interest plus a reduced sales charge of $25 per Exchange Trust unit. The reduced sales charge for a unit holder of an Exchange Trust exchanging into this series of Government Securities Equity Trust will be $.23 per Unit for Units purchased in the secondary market and $.37 per Unit for Units purchased during the initial offering period. Exchange transactions will be effected only in whole units; thus, any proceeds not used to acquire whole units will be paid to the exchanging Unit Holder unless the Unit Holder adds the amount of cash necessary to purchase one additional whole Exchange Trust unit.

    Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts, may elect to apply the cash proceeds of sale or redemption of those units directly to acquire units of any Exchange Trust trading in the secondary market at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest, units of which are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

    For example, assume that a Unit Holder, who has three units of a Trust with a 4.25% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.25%. The proceeds from the Unit Holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,968.68 [$3,800 for the units and $168.68 for the 4.25% sales charge (4.439% of the net amount invested)].

Federal Income Tax Consequences

    An exchange of Units pursuant to the Exchange Option will constitute a 'taxable event' under the Code, i.e., a Unit Holder will recognize gain or loss at the time of the exchange except that upon an exchange of Units of this Series of the Government Securities Equity Trust for units of any other series of the Exchange Trusts which are grantor trusts for United States federal income tax purposes the Internal Revenue Service may seek to disallow any loss incurred upon such exchange to the extent that the underlying securities in each trust are substantially identical and the purchase of units of an Exchange Trust takes place less than thirty-one days after the sale of the Units. Unit Holders are advised to consult their own tax advisors as to the tax consequences of exchanging Units in their particular case. In particular, Unit Holders who exchange Units of this Series of the Government Securities Equity Trust for units of any other series of Exchange

Trusts within 91 days of acquisition of the Units should consult their tax advisors as to the possible application of Section 852(f) of the Code to the exchange.

                      REINVESTMENT OF TRUST DISTRIBUTIONS

    Distributions by the Trust, if any, of dividend income received by the Trust, 12b-1 fee amounts paid by the Sponsor, distributions of any net capital gains received in respect of Fund Shares and proceeds of the sale of Fund Shares not used to redeem Units will be made quarterly on or shortly after the Quarterly Distribution Date to Unit Holders of record on the Quarterly Record Date immediately preceding such Quarterly Distribution Date. A Unit Holder will receive such amounts in cash unless such Unit Holder directs The Chase
Manhattan Bank, acting as distribution agent, to invest such amounts on behalf of the participating Unit Holder in Fund Shares at such shares' net asset value, which shares will be subject to 12b-1 expenses. Investment in Fund Shares is conditioned upon their lawful qualification for sale in the jurisdiction in which the Unit Holder resides. There can be no assurance, however, that such qualification will be obtained.

    The appropriate prospectus will be sent to the Unit Holder. A Unit Holder's election to participate in a reinvestment program will apply to all Units of the Trust owned by such Unit Holder. The Unit Holder should read the prospectus for the reinvestment program carefully before deciding to participate.

                              EXPENSES AND CHARGES

Initial Expenses

    All expenses and charges incurred prior to or in the establishment of the Trust were incurred by the Sponsor and the Distributor.

Fees

    The Trustee will receive for its services under the Indenture an annual fee in the amount set forth in the 'Summary of Essential Information.'

    For each evaluation of the Treasury Obligations in the Trust, the Evaluator shall receive a fee as set forth in the 'Summary of Essential Information.'

    The Trustee's fees and the Evaluator's fees are payable quarterly on or before each Distribution Date from the Income Account, to the extent funds are available therein and thereafter from the Principal Account. Any of such fees may be increased without approval of the Unit Holders in proportion to increases under the classification 'All Services Less Rent' in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Agreement.

Other Charges

    The following additional charges are or may be incurred by the Trust as more fully described in the Indenture: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of the Unit Holders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without gross negligence, bad faith, willful misfeasance or willful misconduct on its part or reckless disregard of its obligations and duties, (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Indenture without gross negligence, bad faith, willful misfeasance or willful misconduct or reckless disregard of its obligations and duties, (g) expenditures incurred in contacting Unit Holders upon termination of the Trust and (h) to the extent then lawful, expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under Federal or State securities laws subsequent to initial registration so long as the Sponsor is maintaining a market for the Units. The accounts of the Trust will be audited not less frequently than annually by independent public accountants selected by the Sponsor. The cost of such audit will be an expense of the Trust.

    The fees and expenses set forth herein are payable out of the Trust and when paid by or owing to the Trustee are secured by a lien on the Trust. If the cash dividend, capital gains distributions and 12b-1 fee payments made by the Sponsor to the Trust are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Fund

Shares (not Treasury Obligations) to pay such amounts. To the extent Fund Shares are sold, the size of the Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when Fund Shares would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum amount in which Fund Shares may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses. If the cash dividends, capital gains distributions and 12b-1 fee payments made by the Sponsor to the Trust and proceeds of Fund Shares sold after deducting the ordinary expenses are insufficient to pay the extraordinary expenses of the Trust, the Trustee has the power to sell Treasury Obligations to pay such extraordinary expenses.

                       Government Securities Equity Trust
                            REINVESTMENT APPLICATION
I/We hereby authorize and direct The Chase Manhattan Bank (National Association) to apply all distributions that I/we have elected to be reinvested as a registered unitholder(s) of a Government Securities Equity Trust Series towards the purchase of additional shares of the Prudential Equity Fund, Inc.
I/We hold Government Securities Equity Trust Series 8
   (This Series can only reinvest into the Prudential Equity Fund, Inc.)
The authorization shall continue in effect until written notice of revocation is given by the certificate holder or his personal representatives.

Name(s) in Which Unit Trust is Registered
------------------------------------------------------
Social Security or Tax Identification Number
------------------------------------------------------
Signature                                         DATE
------------------------------------------------------
Signature of Joint Tenant (if any)                DATE
------------------------------------------------------
My/Our Brokerage Firm Is:
------------------------------------------------------
My/Our Account Number Is:
------------------------------------------------------

    Forward application to:         The Chase Manhattan Bank
                                    P.O. Box 834
                                    New York, NY 10003

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             RIGHTS OF UNIT HOLDERS

Certificates

    Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable or interchangeable upon presentation at the corporate trust office of the Trustee, properly endorsed or accompanied by an instrument of transfer satisfactory to the Trustee and executed by the Unit Holder or his authorized attorney, together with the payment of $2.00, if required by the Trustee (not currently required), or such other amount as may be determined by the Trustee and approved by the Sponsor, and any other tax or governmental charge imposed upon the transfer of Certificates. The Trustee will replace any mutilated, lost, stolen or destroyed Certificate upon proper identification, satisfactory indemnity and payment of charges incurred. Any mutilated Certificate must be presented to the Trustee before any substitute Certificate will be issued.

Certain Limitations

    The death or incapacity of any Unit Holder will not operate to terminate the Trust nor entitle the legal representatives or heirs of such Unit Holder to claim an accounting or to take any other action or proceeding in any court for a partition or winding up of the Trust.

    No Unit Holder shall have the right to vote except with respect to removal of the Trustee or amendment and termination of the Trust as prescribed in the Indenture (see 'Administration of the Trust--Amendment' and 'Administration of the Trust--Termination'). Unit Holders shall have no right to control the operation or administration of the Trust in any manner.

Distributions

    The terms of the Treasury Obligations do not provide for periodic payment to the holders thereof of the annual accrual of discount. To the extent that dividends, distributions and/or 12b-1 fee payments from the Sponsor become payable with respect to the Fund Shares held in the Trust, the Trustee will collect such amounts as they become payable and credit such amounts to a separate Income Account created pursuant to the Indenture. All other moneys received by the Trustee with respect to the Fund Shares shall be credited to the Principal Account. Quarterly distributions to each Unit Holder of record as of the immediately preceding Quarterly Record Date will be made on the next following Quarterly Distribution Date and shall consist of an amount substantially equal to such Unit Holder's pro rata share of the distributable cash balances in the Income Account and the Principal Account, if any, computed as of the close of business on such Quarterly Record Date. No quarterly distribution will be made if the amount available for distribution is less than $2.50 per 100 Units, except that, no less than once a year, on a Quarterly Distribution Date, the Trustee shall distribute the entire cash balances in the Principal and Income Accounts. All funds collected or received will be held by the Trustee in trust without interest to Unit Holders as part of the Trust until required to be disbursed in accordance with the provisions of the Indenture. Such funds will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference of Unit Holders under the bankruptcy laws of the United States, or if such preference is not preserved, the Trustee shall handle such funds in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940, as the same may be from time to time amended. To the extent permitted by the Indenture and applicable banking regulations, such funds are available for use by the Trustee pursuant to normal banking procedures.

    The Trustee is authorized by the Indenture to withdraw from the Principal Account to the extent funds are not sufficient in the Income Account such amounts as it deems necessary to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust, which amounts will be credited to a separate Reserve Account. If the Trustee determines that the amount in the Reserve Account is greater than the amount necessary for payment of any taxes or other governmental charges, it will promptly recredit the excess to the Account from which it was withdrawn. In addition, the Trustee may withdraw from the Income Account, to the extent available, that portion of the Redemption Price which represents income.

    The balance paid on any redemption, including income, if any, shall be withdrawn from the Principal Account of the Trust to the extent that funds are available. If such available balance is insufficient, the Trustee is empowered to sell Securities in order to provide moneys for redemption of Units tendered (see 'Rights of Unit Holders--Redemption').

Reports and Records

    With each distribution, the Trustee will furnish to the Unit Holders a statement of the amount of dividends and other receipts, if any, distributed, expressed in each case as a dollar amount per Unit.

    Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who was a Unit Holder of record at any time during the calendar year a statement setting forth: (1) as to the Income Account: dividends and other cash amounts received, deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balances remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition and identity of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and for fees and expenses of the Trust and redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; (5) amounts actually distributed during such calendar year from the Income Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year; and (6) an annual report of original issue discount accrual.

    The Trustee shall keep available for inspection by Unit Holders at all reasonable times during usual business hours books of record and account of its transactions as Trustee, including records of the names and addresses of Unit Holders, a current list of Securities in the portfolio and a copy of the Indenture.

Redemption

   Tender of Units

    Units may be tendered to the Trustee for redemption at its unit investment trust office of 4 New York Plaza, New York, New York 10004, upon delivery of a request for redemption and the Certificates for the Units requested to be redeemed and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

    Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer, although redemptions without the necessity of Certificate presentation will be effected for record Unit Holders for whom Certificates have not been issued. Unit Holders must sign exactly as their name appears on the face of the Certificate with the signature guaranteed by an officer of a national bank or trust company or by a member firm of either the New York, Midwest or Pacific Stock Exchanges or other financial institution acceptable to the Trustee, if any. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

    Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the 'Summary of Essential Information' on the date of tender (see 'Redemption--Computation of Redemption Price per Unit'). The 'date of tender' is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

    There is no sales charge incurred when a Unit Holder tenders his Units to the Trustee for redemption. All amounts paid on redemption representing income will be withdrawn from the Income Account to the extent moneys are available; all other amounts will be paid from the Principal Account. The Trustee is required by the Indenture to sell Fund Shares and Treasury Obligations, to the extent possible in the same ratio as the ratio of Fund Shares and Treasury Obligations then held in the Trust, in order to provide moneys for redemption of Units tendered. To the extent Securities are sold, the size of the Trust will be reduced. Such sales could result in a loss to the Trust. The redemption of a Unit for cash will constitute a taxable event for the Unit Holder under the Code (see 'Tax Status of the Trust').

   Purchase by the Sponsor of Units Tendered for Redemption

    The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, may purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee, i.e., the Unit Holder will receive the Redemption Price from the Sponsor within 7 days of the date of tender (see 'Public Offering of Units--Secondary Market'). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see 'Public Offering of Units--Public Offering Price '). Any profit resulting from the resale of such Units will belong to the Sponsor, which likewise will bear any loss resulting from a reduction in the offering or redemption price subsequent to its acquisition of such Units (see 'Public Offering of Units--Profit of Sponsor').

   Computation of Redemption Price per Unit

    The Redemption Price per Unit is determined as of the Evaluation Time on the date any such determination is made. The Redemption Price is each Unit's pro rata share, determined by the Trustee, of the sum of:

           (1) the aggregate bid side evaluation of the Treasury
       Obligations in the Trust, as determined by the Evaluator, and the net asset value of the Fund Shares in the Trust determined as of the Evaluation Time set forth in the 'Summary of Essential
       Information'; and

           (2) cash on hand in the Trust and dividends receivable on Fund Shares (other than cash deposited by the Sponsor for the purchase of Securities);

less amounts representing (a) accrued taxes and governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held with respect to previously tendered Units or for distribution to Unit Holders of record as of a date prior to the evaluation, and (d) any Reserve Account ('Redemption Price').

    The right of redemption may be suspended and payment of the Redemption Price per Unit postponed for more than seven calendar days following a tender of Units for redemption for any period during which the New York Stock Exchange is closed, other than for weekend and holiday closing, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Neither the Trustee nor the Sponsor is liable to any person or in any way for any loss or damage that may result from any such suspension or postponement.

            COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION PRICE

    While the Public Offering Price of Units during the initial offering period is determined on the basis of the current offering price of the Treasury Obligations and the net asset value of Fund Shares, the Public Offering Price of Units in the secondary market and the Redemption Price of Units are determined on the basis of the current bid prices of the Treasury Obligations and the net asset value of the Fund Shares. The bid prices for the Securities are expected to be less than the offering prices. The amount realized by a Unit Holder upon any redemption of Units may be less than the price paid by him for such Units.

                                    SPONSOR

    Prudential Securities Incorporated ('Prudential Securities') is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

    Prudential Securities is distributor for series of Prudential Government Securities Trust, The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., The Global Government Plus Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., The Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., and Prudential World Fund, Inc.

    On October 21, 1993, Prudential Securities entered into an omnibus settlement with the Securities and Exchange Commission (the 'SEC'), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the 'NASD') to resolve allegations that from 1980 through 1990 Prudential Securities sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, Prudential Securities consented to the entry of an SEC Administrative Order which stated that Prudential Securities conduct violated the federal securities laws, directed Prudential Securities to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, Prudential Securities agreed to the imposition of $10,000,000 civil penalty, established a settlement fund in the amount of $300,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. Prudential Securities has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. The settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. Prudential Securities consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that Prudential Securities committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that Prudential Securities complies with the terms of the agreement. If, upon completion of the three year period, Prudential Securities has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, Prudential Securities violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, Prudential Securities agreed, among other things, to pay an additional $300,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain Prudential Securities limited partnership interests.

Limitations on Liability

    The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Indenture, but will be under no liability to Unit Holders for taking any action or refraining from taking any action in good faith or for errors in judgment and will not be responsible in any way for any default, failure or defect in any Security or for depreciation or loss incurred by reason of the sale of any Securities, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties (see 'Sponsor--Responsibility').

Responsibility

    The Trust is not a managed registered investment company. Securities will not be sold by the Trustee to take advantage of ordinary market fluctuations.

    Although the Sponsor and Trustee do not presently intend to dispose of Securities, the Indenture permits the Sponsor to direct the Trustee to dispose of any Security in the Trust for the purpose of redeeming Units tendered for redemption and to dispose of Fund Shares to pay Trust expenses.

    The proceeds resulting from the disposition of any Security in the Trust will be distributed as set forth under 'Rights of Unit Holders--Distributions' to the extent such proceeds are not utilized for the purpose of redeeming Units or paying Trust expenses.

Resignation

    If at any time the Sponsor shall resign under the Indenture or shall fail to perform or be incapable of performing its duties thereunder or shall become bankrupt or its affairs are taken over by public authorities, the Indenture directs the Trustee to either (1) appoint a successor Sponsor or Sponsors at rates of compensation deemed reasonable by the Trustee not exceeding amounts prescribed by the Securities and Exchange Commission, (2) act as Sponsor itself without terminating the Trust or (3) terminate the Trust. The Trustee will promptly notify Unit Holders of any such action.

                                    TRUSTEE

    The Trustee is The Chase Manhattan Bank, a national banking association with its principal executive office at 270 Park Avenue, New York, New York, 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

    The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or Certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Indenture provides that the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future laws of the United States or any other taxing authority having jurisdiction.

Responsibility

    The Trustee shall not be liable for any default, failure or defect in any Security or for any depreciation or loss by reason of any such sale of Fund Shares or by reason of the failure of the Sponsor to give directions to the Trustee.

    Additionally, the Trustee may sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units tendered for redemption. Fund Shares will be sold first unless the Sponsor is able to sell Treasury Obligations and Fund Shares in the proportionate relationship between the maturity values of the Treasury Obligations and the number of Fund Shares.

    Amounts received by the Trust upon the sale of any Security under the conditions set forth above will be deposited in the Principal Account when received and to the extent not used for the redemption of Units will be distributable by the Trustee to Unit Holders of record on the Quarterly Record Date next prior to a Quarterly Distribution Date.

    For the information relating to the responsibilities of the Trustee under the Indenture, reference is also made to the material set forth under 'Rights of Unit Holders' and 'Sponsor--Resignation.'

Resignation

    By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. The Sponsor may also remove the Trustee for any other reason that the Sponsor determines to be in the best interest of the Unit Holders. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. A successor trustee has the same rights and duties as the original trustee except to the extent, if any, that the Indenture is modified as permitted by its terms.

                                   EVALUATOR

    The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

    The Trustee, Sponsor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit Holders for errors in judgment. The Evaluator shall, however, be liable for its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Indenture.

Responsibility

    The Indenture requires the Evaluator to evaluate the Treasury Obligations on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Treasury Obligations, see 'Public Offering of Units--Public Offering Price.'

Resignation

    The Evaluator may resign or may be removed by the Sponsor, and the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor accepts appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                   AMENDMENT AND TERMINATION OF THE INDENTURE

Amendment

    The Indenture may be amended by the Trustee and the Sponsor without the consent of Unit Holders (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency, and (c) to make such other provisions as shall not adversely affect the interest of the Unit Holders; provided that the Indenture may also be amended by the Sponsor and the Trustee with the consent of Unit Holders evidencing 51% of the Units at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders. In no event shall the Indenture be amended so as to increase the number of Units issuable thereunder except as the result of the additional deposits of Securities, to permit the deposit of Securities after the Date of Deposit except in accordance with the terms and conditions of the Indenture as initially adopted, to permit any other acquisition of securities or other property by the Trustee either in addition to or in substitution for any of the Securities on hand in the Trust or to permit the Trustee to vary the investment of the Unit Holders or to empower the Trustee to engage in business or to engage in investment activities not specifically authorized in the Indenture as originally adopted; or so as to adversely affect the characterization of the Trust as a grantor trust for Federal income tax purposes. In the event of any amendment, the Trustee is obligated to promptly notify all Unit Holders of the substance of such amendment.

Termination

    The Trust may be terminated at any time by the consent of the holders of 51% of the Units or by the Trustee upon the direction of the Sponsor when the aggregate net value of all Trust assets as shown by an evaluation made as described under 'Evaluator--Responsibility' is less than 40% of the aggregate maturity values of the Treasury Obligations deposited in the Trust on the Date of Deposit and subsequent thereto calculated after the most recent deposit of Treasury Obligations in the Trust or if there has been a material change in the Fund's objectives or if Replacement Treasury Obligations are not acquired. However, in no event may the Trust continue beyond the Mandatory Termination Date set forth under 'Summary of Essential Information.' In the event of termination, written notice thereof will be sent by the Trustee to all Unit Holders.
                                      B-30

    Within a reasonable period after termination, the Trustee will sell any Securities remaining in the Trust (other than Fund Shares for which an in kind distribution has been requested) and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of: (i) the amount realized upon disposition of the Fund Shares unless the Unit Holder notifies the Trustee in writing of his preference for distribution 'in kind,' (ii) the amount realized upon the disposition or maturity of the Treasury Obligations and (iii) any other assets of the Trust. A Unit Holder may invest the proceeds of the Treasury Obligations in Fund Shares at such shares' net asset value, which shall be subject to 12b-1 expenses. The sale of the Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time and, therefore, the amount realized by a Unit Holder on termination may be less than the principal amount of Treasury Obligations represented by the Units held by such Unit Holder.

Tax Impact of In Kind Distribution Upon Termination

    Under the position taken by the Internal Revenue Service in Revenue Ruling 90-7, a distribution by the Trustee to a Unit Holder (or to his agent) of his pro rata share of the Fund Shares in kind upon termination of the Trust will not be a taxable event to the Unit Holder. Such Unit Holder's basis for Fund Shares so distributed (other than any Fund Shares purchased with his pro rata share of the proceeds of Treasury Obligations) will be equal to his basis for the same Fund Shares (previously represented by his Units) prior to such distribution and his holding period for such Fund Shares will be the shorter of the period during which he held his Units and the period for which the Securities were held in the Trust. A Unit Holder will have a taxable gain or loss, which will be a capital gain or loss except in the case of a dealer or a financial institution, when the Unit Holder disposes of such Securities in a taxable transfer.

                                 LEGAL OPINIONS

    The legality of the Units offered hereby has been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor.

                              INDEPENDENT AUDITORS

    The Statement of Financial Condition and Schedule of Portfolio Securities of the Government Securities Equity Trust included in this Prospectus have been audited by Deloitte & Touche LLP, certified public accountants, as stated in their report appearing herein, and are included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
   No person is authorized to give any information or to make any representations with respect to this investment company not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
--------------------------------------------------------------------------------

               GOVERNMENT SECURITIES EQUITY TRUST
                            Series 8
                      Table of Contents

                                                            Page
                                                           -----
Summary of Essential Information........................    A-iv
Independent Auditors' Report............................     A-1
Statement of Financial Condition........................     A-2
Schedule of Portfolio Securities........................     A-7
The Trust...............................................     B-1
    Trust Formation.....................................     B-1
    Securities Selection................................     B-2
    Stripped U.S. Treasury Obligations..................     B-2
    Prudential Equity Fund, Inc.........................     B-3
    General Information Regarding the Fund..............     B-3
    Investment Policies and Restrictions of the Fund....     B-5
    Net Asset Value of the Fund Shares..................    B-12
    The Fund's Investment Manager.......................    B-13
    The Fund's Plan of Distribution.....................    B-14
    Risk of Investment in Units.........................    B-15
    Fund Risk Factors...................................    B-15
    The Units...........................................    B-16
Tax Status of the Trust.................................    B-16
Retirement Plans........................................    B-19
Public Offering of Units................................    B-19
    Public Offering Price...............................    B-19
    Public Distribution.................................    B-20
    Secondary Market....................................    B-20
    Profit of Sponsor...................................    B-20
    Volume Discount.....................................    B-21
    Employee Discount...................................    B-21
Exchange Option.........................................    B-21
    Federal Income Tax Consequences.....................    B-22
Reinvestment of Trust Distributions.....................    B-23
Expenses and Charges....................................    B-23
    Initial Expenses....................................    B-23
    Fees................................................    B-23
    Other Charges.......................................    B-23
Rights of Unit Holders..................................    B-25
    Certificates........................................    B-25
    Certain Limitations.................................    B-25
    Distributions.......................................    B-25
    Reports and Records.................................    B-26
    Redemption..........................................    B-26
Comparison of Public Offering Price and Redemption
Price...................................................    B-27
Sponsor.................................................    B-27
    Limitations on Liability............................    B-28
    Responsibility......................................    B-28
    Resignation.........................................    B-29
Trustee.................................................    B-29
    Limitations on Liability............................    B-29
    Responsibility......................................    B-29
    Resignation.........................................    B-29
Evaluator...............................................    B-30
    Limitations on Liability............................    B-30
    Responsibility......................................    B-30
    Resignation.........................................    B-30
Amendment and Termination of the Indenture..............    B-30
    Amendment...........................................    B-30
    Termination.........................................    B-30
    Tax Impact of In Kind Distribution Upon
    Termination.........................................    B-31
Legal Opinions..........................................    B-31
Independent Auditors....................................    B-31


                                     (LOGO)


                                    Sponsor

                       Prudential Securities Incorporated
                               One Seaport Plaza
                                199 Water Street
                            New York, New York 10292

                                    Trustee

                            The Chase Manhattan Bank
                                270 Park Avenue
                            New York, New York 10017

                                   Evaluator

                         Kenny S&P Evaluation Services,
                                 a division of
                              J.J. Kenny Co., Inc.
                                  65 Broadway
                            New York, New York 10006

                                  Fund Shares

                          Prudential Equity Fund, Inc.
                               One Seaport Plaza
                                199 Water Street
                            New York, New York 10292

            This Post-Effective Amendment to the Registration
Statement on
Form S-6 comprises the following papers and documents:

            The facing sheet on Form S-6.

            The Prospectus.

            Signatures.

            Consent of independent public accountants and consent of evaluator; all other consents were previously filed.

            The following Exhibits:
           ***Ex-3.(i)     -     Certificate of Incorporation of
                                    Prudential Securities Incorporated
                                    dated March 29, 1993.
           *******Ex-3.(ii) -    Revised By-Laws of Prudential
                                    Securities Incorporated as amended
                                    through June 21, 1996.
            **Ex-4.a       -     Trust Indenture and Agreement dated
                                    May 16, 1989.
             *Ex-23        -     Consent of Kenny S&P Evaluation
                                    Services, a division of J.J. Kenny
                                    Co., Inc. (as evaluator).
           ****Ex-24       -     Powers of Attorney executed by a
                                    majority of the Board of Directors
                                    of Prudential Securities
                                    Incorporated.
             *Ex-27        -     Financial Data Schedule.
              Ex-99        -     Information as to Officers and
                                    Directors of Prudential Securities
                                    Incorporated is incorporated by
                                    reference to Schedules A and D of
                                    Form BD filed by Prudential
                                    Securities Incorporated pursuant to
                                    Rules l5b1-1 and l5b3-1 under the
                                    Securities Exchange Act of 1934
                                    (1934 Act File No. 8-16267).
          *****Ex-99.2     -     Affiliations of Sponsor with other
                                    investment companies.
          *****Ex-99.3     -     Broker's Blanket Policies, Standard
                                    Form No. 14 in the aggregate amount
                                    of $62,500,000.
          ******Ex-99.4    -     Investment Advisory Agreement.
_________________________

*           Filed herewith.
                                     II-1

** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Government Securities Equity Trust Series 1, Registration
            No. 33-25710.

*** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Government Securities Equity Trust Series 5, Registration
            No. 33-57992.

**** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 172, Registration No. 33-5468 and National Equity Trust, Top Ten Portfolio Series 3, Registration No. 333-15919.

***** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Prudential Unit Trusts, Insured Tax-Exempt Series 1,
            Registration No. 2-89263.

****** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Insured Series 43, Registration No. 33-29314.

******* Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 186, Registration
            No. 33-54697.
                                  II-2

                                SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the registrant, Government Securities Equity Trust Series 8 certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 29th day of May, 1997.

                  Government Securities Equity Trust Series 8
                  (Registrant)

                  By PRUDENTIAL SECURITIES INCORPORATED
                        (Depositor)

                  By the following persons,* who
                     constitute a majority of the
                     Board of Directors of Prudential
                     Securities Incorporated

                        Robert C. Golden
                        Alan D. Hogan
                        A. Laurence Norton, Jr.
                        Leland B. Paton
                        Martin Pfinsgraff
                        Vincent T. Pica II
                        Hardwick Simmons
                        Lee B. Spencer, Jr.

                              By   /s/ Kenneth Swankie
                                      (Kenneth Swankie,
                                       Senior Vice President,
                                       Manager-Unit Investment
                                       Trust Department, as
                                       authorized signatory for
                                       Prudential Securities
                                       Incorporated and Attorney-
                                       in-Fact for the persons
                                       listed above)
_____________________

*     Pursuant to Powers of Attorney previously filed.

                            CONSENT OF COUNSEL

            The consent of counsel to the use of its name in the Prospectus included in this Registration Statement is contained in its opinion filed as Exhibit 5 to this Registration Statement.

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated May 23, 1997, accompanying the financial statements of the Government Securities Equity Trust Series 8 included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

May 30, 1997
New York, New York